                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

      Date of report (Date of earliest event reported): FEBRUARY 15, 2001
                                -----------------

                             WESTFIELD AMERICA, INC.
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        MISSOURI                      1-12923                43-0758627
---------------------------       ---------------         ------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
        of incorporation)            File Number)           Identification No.)


       11601 WILSHIRE BOULEVARD
              12th FLOOR
         LOS ANGELES, CALIFORNIA                                  90025
---------------------------------------------                  ------------
(Address of Principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: 310-478-4456

                                       N/A
              ----------------------------------------------- ----
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           OTHER EVENTS.

LEGAL PROCEEDINGS.

     On February 15, 2001 and February 16, 2001, two complaints were filed in the United States District Court for the Western District of Missouri, naming the Registrant, its directors and Westfield America Trust, as defendants. The complaints are brought on behalf of a purported class of public shareholders of the Registrant and allege, among other things, that the consideration being offered to the public shareholders of the Registrant in connection with the proposed acquisition by Westfield America Trust of the shares of common stock of the Registrant not held by Westfield America Trust and certain of its affiliates is unfair and inadequate and that the directors of the Registrant are engaging in self-dealing, are not acting in good faith and have breached their fiduciary duties to the public shareholders of the Registrant. As relief, the complaints seek, among other things, an injunction against completion of the proposed transaction, and damages in an unspecified amount. The cases are titled DAVID ROSENBERG V. WESTFIELD AMERICA, INC. ET. AL., Civil Action No. 01-0165-CV-W-3 (W.D. Mo.) and DAVID OSHER V. WESTFIELD AMERICA, INC. ET. AL., Civil Action No. 01-0168-CV-W-4 (W.D. Mo.). Copies of the complaints are filed as Exhibits 99.3 and 99.4 hereto and are incorporated herein by reference in their entirety.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.

Exhibit No.                 Description of Exhibit

99.3 Copy of complaint titled David Rosenberg v. Westfield America, Inc., Westfield America Trust, Steven M. Lowy, Richard E. Green, Bernard Marcus, Francis T. Vincent, Jr., Larry A. Silverstein, Roy L. Furman, Frank P. Lowy, Peter S. Lowy and Herman Huizinga filed on February 15, 2001 in the United States District Court for the Western District of Missouri, Western Division

99.4 Copy of complaint titled David Osher v. Westfield America, Inc., Westfield America Trust, Steven M. Lowy, Richard E. Green, Bernard Marcus, Francis T. Vincent, Jr., Larry A. Silverstein, Roy L. Furman, Frank P. Lowy, Peter S. Lowy and Herman Huizinga filed on February 16, 2001 in the United States District Court for the Western District of Missouri, Western Division


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WESTFIELD AMERICA, INC.


                               By:  /s/ MARK A. STEFANEK
                                  ----------------------------------------------
                                    Name:  Mark A. Stefanek
                                    Title: Chief Financial Officer and Treasurer

Dated: February 22, 2001

                                INDEX TO EXHIBITS

Exhibit No.                Description of Exhibit

99.3 Copy of complaint titled David Rosenberg v. Westfield America, Inc., Westfield America Trust, Steven M. Lowy, Richard E. Green, Bernard Marcus, Francis T. Vincent, Jr., Larry A. Silverstein, Roy L. Furman, Frank P. Lowy, Peter S. Lowy and Herman Huizinga filed on February 15, 2001 in the United States District Court for the Western District of Missouri, Western Division

99.4 Copy of complaint titled David Osher v. Westfield America, Inc., Westfield America Trust, Steven M. Lowy, Richard E. Green, Bernard Marcus, Francis T. Vincent, Jr., Larry A. Silverstein, Roy L. Furman, Frank P. Lowy, Peter S. Lowy and Herman Huizinga filed on February 16, 2001 in the United States District Court for the Western District of Missouri, Western Division